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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                  __________

                                   FORM T-1

                      Statement of Eligibility Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee


                     U.S. BANK TRUST NATIONAL ASSOCIATION
                              FORMERLY KNOWN AS
                       FIRST TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

              United States                            41-0257700
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)

              First Trust Center
              180 East Fifth Street
              St. Paul, Minnesota                         55101
         (Address of Principal Executive Offices)       (Zip Code)


                           GEOLOGISTICS CORPORATION
                               FORMERLY KNOWN AS
                        INTERNATIONAL LOGISTICS LIMITED
                             AND OTHER REGISTRANTS*
            (Exact name of Registrant as specified in its charter)

                 Delaware                              22-3471988
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              13952 Denver West Parkway
              Golden, Colorado                            80401
         (Address of Principal Executive Offices)       (Zip Code)


                         9 3/4% SENIOR NOTES DUE 2007
                      (Title of the Indenture Securities)

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                              *OTHER REGISTRANTS

                              THE BEKINS COMPANY
            (Exact name of Registrant as specified in its charter)

                 Delaware                              95-4106021
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              330 South Mannheim Road
              Hillside, Illinois                          60162
         (Address of Principal Executive Offices)       (Zip Code)

                             BEKINS VAN LINES, CO.
            (Exact name of Registrant as specified in its charter)

                 Nebraska                              36-2193916
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              330 South Mannheim Road
              Hillside, Illinois                          60162
         (Address of Principal Executive Offices)       (Zip Code)

                        LEP PROFIT INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              95-2920613
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              1950 Spectrum Circle
              Marietta, Georgia                           30067
         (Address of Principal Executive Offices)       (Zip Code)

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                                LEP FAIRS, INC.
            (Exact name of Registrant as specified in its charter)

                 Georgia                               58-1666904
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              1950 Spectrum Circle
              Marietta, Georgia                           30067
         (Address of Principal Executive Offices)       (Zip Code)

                 AIR FREIGHT CONSOLIDATORS INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)

                 New York                              11-2826590
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              1950 Spectrum Circle
              Marietta, Georgia                           30067
         (Address of Principal Executive Offices)       (Zip Code)

                     MATRIX INTERNATIONAL LOGISTICS, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              54-1378078
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              200 Connecticut Avenue
              Norwalk, Connecticut                        06859
         (Address of Principal Executive Offices)       (Zip Code)

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                             BAY AREA MATRIX, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              54-1521288
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              200 Connecticut Avenue
              Norwalk, Connecticut                        06859
         (Address of Principal Executive Offices)       (Zip Code)

                               L.A. MATRIX, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              52-1744031
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              200 Connecticut Avenue
              Norwalk, Connecticut                        06859
         (Address of Principal Executive Offices)       (Zip Code)

                            SOUTHWEST MATRIX, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              54-1840752
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              200 Connecticut Avenue
              Norwalk, Connecticut                        06859
         (Address of Principal Executive Offices)       (Zip Code)

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                               MATRIX CT., INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              54-1513202
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              200 Connecticut Avenue
              Norwalk, Connecticut                        06859
         (Address of Principal Executive Offices)       (Zip Code)

                              LIW HOLDINGS CORP.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              36-4215966
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              330 South Mannheim Road
              Hillside, Illinois                          60162
         (Address of Principal Executive Offices)       (Zip Code)

                                 ILLCAN, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              22-3471988
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              330 South Mannheim Road
              Hillside, Illinois                          60162
         (Address of Principal Executive Offices)       (Zip Code)

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                                 ILLSCOT, INC.
            (Exact name of Registrant as specified in its charter)

                 Delaware                              22-3471990
         (State of Incorporation)                   (I.R.S. Employer
                                                   Identification No.)


              330 South Mannheim Road
              Hillside, Illinois                          60162
         (Address of Principal Executive Offices)       (Zip Code)

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                                    GENERAL

1.   GENERAL INFORMATION  Furnish the following information as to the Trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.
              Comptroller of the Currency
              Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
              Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
              None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.  Copy of Articles of Association.*

     2.  Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.  Copy of existing By-Laws.*

     5.  Copy of each Indenture referred to in Item 4.  N/A.

     6.  The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-42147.

     * Incorporated by reference to Registration Number 22-27000.

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                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 17th day of March, 1998.


                                       U.S. BANK TRUST NATIONAL ASSOCIATION
                                       f/k/a FIRST TRUST NATIONAL ASSOCIATION


                                       /s/ S. Christopherson
                                       --------------------------------
                                       S. Christopherson
                                       Vice President


/s/ Kathe M. Barrett
--------------------------------
Kathe M. Barrett
Assistant Secretary

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                                   EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  April 16, 1998


                                       U.S. BANK TRUST NATIONAL ASSOCIATION
                                       f/k/a FIRST TRUST NATIONAL ASSOCIATION


                                       /s/ S. Christopherson
                                       --------------------------------
                                       S. Christopherson
                                       Vice President